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                                                                    EXHIBIT 23.2



                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


     We consent to the use in this Registration Statement of Regions Financial Corporation on Form S-4 of our report relating to Bullsboro Bancshares, Inc. dated February 20, 1998, and to the reference to us under the heading "EXPERTS" in this Registration Statement.



                                                      /s/ MAULDIN & JENKINS, LLC


Atlanta, Georgia
November 11, 1998